Simplified Supplemental            [ ] Aetna Life Insurance and Annuity Company
Application for Aetna Life         [ ] Aetna Life Insurance Company
Insurance          Part II             151 Farmington Avenue
                                       Hartford, Connecticut  06156

Section 1:  Insured Information
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Proposed Insured A
(First, Middle Initial, Last)

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Date of Birth (Mo-Day-Yr)      |        Social Security Number
      /      /                 |
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Sex          | Current
             | Height          ft       in          Weight      lbs
-------------|------------------------------------------------------------------
Residence Address (No., Street) P.O. Box City, State, ZIP

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Name of Beneficiary and Relationship:
(Complete only if Owner is other than Employer)

______________________________________________________
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Proposed Insured B
(First, Middle Initial, Last)

Complete for Spouse, Other Insured Rider, Joint
Application Relationship to proposed Insured A

-------------------------------|------------------------------------------------
Date of Birth (Mo-Day-Yr)      |        Social Security Number
      /      /                 |
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Sex          | Current
             | Height          ft       in          Weight      lbs
-------------|------------------------------------------------------------------
Residence Address (No., Street) P.O. Box City, State, ZIP

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Name of Beneficiary and Relationship:
(Complete only if Owner is other than Employer)

______________________________________________________
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If you answer NO to question 1, or YES to questions 3-7,     Proposed   Proposed
explain in the space provided.                                Insured   Insured
                                                                 A         B
                                                              Yes  No   Yes  No

1. Have you been actively at work daily on a full-time
   basis (35 hours/week) for the past 3 months?
   (Disregard vacation days, normal non-working days
   absences that total less than 4 consecutive days.)         [ ] [ ]   [ ] [ ]
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2. Are you receiving or entitled to receive disability
   benefits?                                                  [ ] [ ]   [ ] [ ]
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3. Have you used any tobacco products in the past 12
   months? If yes, specify:                                   [ ] [ ]   [ ] [ ]
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Section 2:  Medical & Related Information
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4. Within the past 2 years, have you flown as a pilot or
   crew member? If yes, submit Aviation Supplement.           [ ] [ ]   [ ] [ ]
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5. Within the last five years have you used
   hallucinogenic or narcotic drugs not prescribed by a
   doctor?                                                    [ ] [ ]   [ ] [ ]
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6. Within the last 10 years, have you ever been
   diagnosed or treated for: Acquired Immune Deficiency
   Syndrome (AIDS), or AIDS-Related Complex (ARC)?            [ ] [ ]   [ ] [ ]
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7. Other than the above, have you ever been diagnosed or
   treated for:

   a. cardiovascular disorder, stroke, high blood
      pressure or lung disease?                               [ ] [ ]   [ ] [ ]

   b. diabetes, mental or nervous disorder, disease of
      the brain or nervous system?                            [ ] [ ]   [ ] [ ]

   c. alcohol or drug abuse, disease of the intestines,
      liver, kidneys, or pancreas?                            [ ] [ ]   [ ] [ ]

   d. cancer or tumor, disease of the lymph glands or
      blood?                                                  [ ] [ ]   [ ] [ ]
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EXPLANATIONS:
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Number, nature and severity of condition, frequency of attacks, treatments received, medication, dates, name, address & phone number of medical attendants and hospitals
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Ques.           |(Proposed) Insured A   |Ques.           |(Proposed) Insured A
                |                       |                |
----------------|-----------------------|----------------|----------------------
                |                       |                |
----------------|-----------------------|----------------|----------------------
                |                       |                |
----------------|-----------------------|----------------|----------------------
                |                       |                |
----------------|-----------------------|----------------|----------------------

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Name & Address of physician last seen  |  Name & Address of physician last seen

-------------------------------------     -------------------------------------
Date last seen                         |  Date last seen
                                       |
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Name & Address of primary care         |  Name & Address of primary care
physician                              |  physician
                                       |
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Date and reason last consulted         |  Date and reason last consulted
                                       |
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The signatures below represent the following:

The answers above are true and complete to the best of my knowledge and belief. I agree that coverage can take effect only if the proposed insured is alive, and all answers material to the risk are still true and complete when the policy is delivered and the entire first premium is paid for. I agree that no agent may alter the terms of the application or the policy. No agent may waive any of Aetna's rights or requirements.

If this is a request to exercise an option in an existing policy, the request will become effective in accordance with the terms of that option. If this is a request for change, any and all values may be used to pay for the change and to repay any loan indebtedness. The changed policy will be subject to any loan indebtedness not repaid. Any assignment in effect at the time of this request will apply to any new insurance issued.
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                      AUTHORIZATION TO RELEASE INFORMATION

TO: any licensed physician, medical practitioner, hospital, clinic or medically related facility, insurance company, consumer reporting agency, MIB, Inc. and the insurance agent through whom application is being made.

On behalf of myself and any of my minor children proposed for insurance in the application, I authorize you to release to Aetna, or its representatives, for purposes of determining eligibility for life or health insurance coverage or claims for benefits:

any information or records concerning the mental and physical history, condition and treatment, general character, habits, reputation, mode of living, occupation, income, financial status, aviation activities and hazardous hobbies of any person to be insured.

This authorization is valid until 2 years after the effective date of any policy issued in connection with this authorization.

In addition, I authorize Aetna to obtain an investigative consumer report and information from MIB, Inc. These reports usually include an interview with the person to be insured. I understand that I am entitled to be interviewed by any consumer reporting agency which may be asked to prepare such a report, as long as I can reasonably be contacted during normal business hours.

[ ](Check if interview requested)   Business hours telephone ___________________

I have received Aetna's Underwriting Notice, which includes the MIB, Inc., and Fair Credit Reporting Act Notices. I understand that information pertaining to me will not be disclosed without my authorization except as described under "Disclosure of Information to Others" in the accompanying Underwriting Notice, or as otherwise permitted or required by law.

I understand that the information released under this authorization will be used for purposes of determining eligibility for life or health coverage or claims for benefits, and I authorize Aetna to redisclose the information for those purposes to MIB, Inc., to any reinsurer, and to other life insurance companies with whom I have or may apply for coverage or to whom a claim for benefits may be submitted.

A photocopy of this authorization shall be as valid as the original. I understand that upon request I may receive a copy of this authorization.

Signed at (City & State) ________________________ on (Date)____________________

Signature(s) of:_________________________________   ____________________________
                       (Proposed Insured A)              (Proposed Insured B)
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70159-93